Exhibit 99.2

Leading the Way in Electricity SM

Second Quarter 2011 Financial Teleconference

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital expenditures, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2010 Form 10-K, most recent Form 10-Q and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Second Quarter Earnings Summary

Q2 10 Q2 11 Variance

Core EPS1

SCE $0.75 $0.65 $(0.10)

EMG (0.10) (0.09) 0.01

EIX parent company (0.03) (0.02) 0.01 and other

Core EPS $0.62 $0.54 $(0.08)

Non-Core Items

SCE $0.17 $ — $(0.17)

EMG 0.18 — (0.18)

EIX parent company 0.08 — (0.08) and other

Total Non-Core $0.43 $ — $(0.43) Basic EPS $1.05 $0.54 $(0.51) Diluted EPS $1.05 $0.54 $(0.51)

Core Earnings Core EPS

($ millions)

$205 $0.62 $177 $0.54

Q2 10 Q2 11 Q2 10 Q2 11

GAAP Earnings

($ millions)

Basic EPS

$344 $1.05

$176 $0.54

Q2 10 Q2 11 Q2 10 Q2 11

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was zero per share for the quarter ended June 30, 2011, and ($0.01) per share for the quarter ended June 30, 2010.

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SCE Second Quarter Highlights

EPS Q2 10 Q2 11 Variance

Core1 $0.75 $0.65 $(0.10)

Non-Core Items2 0.17 — (0.17)

Basic EPS1 $0.92 $0.65 $(0.27)

Key Core Earnings Drivers

Higher operating revenue $0.14

Rate base growth

Operating revenue and other

Higher O&M (0.02) Higher depreciation (0.03)

Higher net interest (0.02)

Income taxes

Change of tax accounting method for asset removal costs (0.12) Other income taxes (0.05) Total $(0.10)

Recent Developments

• FERC accepted SEC’s 2011 transmission rate filling on August, subject to refund

• In July 2011, SCE submitted GRC rebuttal testimony in response to intervenor recommendations and updated its 2012 base rate revenue requirement

1 See Use of Non-GAAP Financial Measures in Appendix and Second Quarter Earnings Summary slide for reconciliation of core earnings per share to basic earnings per share.

2 Global tax settlement.

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EMG Second Quarter Highlights

EPS Q2 10 Q2 11 Variance

Core1 $(0.10) $(0.09) $0.01

Non-Core Items2 0.18 — (0.18)

Basic EPS1 $0.08 $(0.09) $(0.17)

Key Core Earnings Drivers

Merchant coal3

Midwest Generation $(0.03)

Homer City (0.02) Wind Projects 0.01 EMMT—trading 0.02

Doga distribution 0.05 Higher net interest (0.03) Lower income taxes and other 0.01 Total $0.01

Recent Developments

• Final Cross State Air Pollution Rule (CSAPR) issued on July 6, 2011

• Walnut Creek (CA) 479 MW natural gas-fired peaker commenced construction and closed $495 million financing

• Community Wind North (MN) and Taloga (OK) wind projects began commercial operation in May and July, 2011

• Pinnacle (WV) wind project commenced construction in April, 2011

1 See Use of Non-GAAP Financial Measures in Appendix and Second Quarter Earnings Summary slide for reconciliation of core earnings per share to basic earnings per share.

2 Global tax settlement.

3 Includes impact of unrealized gains of $0.01 per share for the quarter ended June 30, 2011, and losses of $0.03 per share for the quarter ended June 30, 2010.

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EDISON INTERNATIONAL®

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Year-to-Date Earnings Summary

YTD 10 YTD 11 Variance

Core EPS1

SCE $1.38 $1.33 $(0.05)

EMG 0.12 (0.15) (0.27)

EIX parent company (0.06) (0.02) 0.04 and other

Core EPS $1.44 $1.16 $(0.28)

Non-Core Items

SCE $0.05 $ — $(0.05)

EMG 0.20 (0.01) (0.21)

EIX parent company 0.08 — (0.08) and other

Total Non-Core $0.33 $(0.01) $(0.34) Basic EPS $1.77 $1.15 $(0.62) Diluted EPS $1.77 $1.15 $(0.62)

Core Earnings

($ millions)

Core EPS

$473

$1.44 $379 $1.16

YTD 10 YTD 11 YTD 10 YTD 11

GAAP Earnings

($ millions)

Basic EPS

$580 $1.77

$376 $1.15

YTD 10 YTD 11 YTD 10 YTD 11

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was zero for the six months ended June 30, 2011 and $(0.01) for the six months ended June 30, 2010.

August 4, 2011

EDISON INTERNATIONAL®

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SCE Year-to-Date Highlights

EPS YTD 10 YTD 11 Variance

Core1 $1.38 $1.33 $(0.05)

Non-Core Items2 0.05 — (0.05)

Basic EPS1 $1.43 $1.33 $(0.10)

Key Core Earnings Drivers

Higher operating revenue $0.31

Rate base growth

Operating revenue and other

Higher O&M (0.04) Higher depreciation (0.06) Higher net financing costs Higher AFUDC 0.01 Higher net interest (0.05) Income taxes and other Change of tax accounting method for asset removal costs (0.12) Income taxes and other (0.10) Total $(0.05)

1 See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share.

2 Global tax settlement and Medicare Part D.

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EDISON INTERNATIONAL®

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EMG Year-to-Date Highlights

EPS YTD 10 YTD 11 Variance

Core1 $0.12 $(0.15) $(0.27)

Non-Core Items2 0.20 (0.01) (0.21)

Basic EPS1 $0.32 $(0.16) $(0.48)

Key Core Earnings Drivers

Merchant coal3

Midwest Generation $(0.08) Homer City (0.11) Wind Projects 0.04 EMMT—trading (0.04)

2010 March Point distribution (0.03)

Higher net interest (0.06) Lower income taxes and other 0.01 Total $(0.27)

1 See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share.

2 Global tax settlement.

3 Includes impact of unrealized gains of $0.01 per share for the sixth months ended June 30, 2011, and losses of $0.03 per share for the six months ended June 30, 2010.

August 4, 2011

EDISON INTERNATIONAL®

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EMG Coal Fleet Capacity Sales

June 30, 2011

	Installed Capacity MW	Unsold Capacity[1] MW	Capacity Sold[2] MW	RPM Capacity Sold in Base Residual Auction MW	RPM Capacity Sold in Base Residual Auction Price per MW-day	Other Capacity Sales, Net of Purchases[3] MW	Other Capacity Sales, Net of Purchases[3] Average Price per MW-day	Aggregate Average Price per MW-day
July 1, 2011 to May 31, 2012								
Midwest Generation	5,477	(495)	4,982	4,582	$110.00	400	$85.00	$107.99
Homer City[4]	1,884	(163)	1,721	1,771	$110.00	(50)	$30.00	$112.32
June 1, 2012 to May 31, 2013								
Midwest Generation	5,477	(773)	4,704	4,704	$16.46	—	—	$16.46
Homer City[4]	1,884	(232)	1,652	1,736	$133.37	(84)	16.46	$139.31
June 1, 2013 to May 31, 2014								
Midwest Generation	5,477	(827)	4,650	4,650	$27.73	—	—	$27.73
Homer City[4]	1,884	(104)	1,780	1,780	$226.15	—	—	$221.03[5]
June 1, 2014 to May 31, 2015								
Midwest Generation	5,477	(852)	4,625	4,625	$125.99	—	—	$125.99
Homer City[4]	1,884	(190)	1,694	1,694	$136.50	—	—	$136.50

1 Capacity not sold arises from: (1) capacity retained to meet forced outages under the RPM auction guidelines, and (2) capacity that PJM does not purchase at the clearing price resulting from the RPM auction.

2 Excludes renewable energy projects capacity sold between the periods of July 1, 2011 through May 31, 2015 of 4 MW and 56 MW.

3 Other capacity sales and purchases, net includes contracts executed in advance of the RPM base residual auction to hedge the price risk related to such auction, participation in RPM incremental auctions, and other capacity transactions entered into to manage capacity risks.

4 Excludes 175 MW of capacity for periods ranging from July 1, 2011 to May 31, 2012 at Homer City sold in conjunction with load requirements services contracts.

5 Includes the impact of a 100 MW capacity swap transaction executed prior to the base residual auction at $135 per MW-day.

August 4, 2011 8 *EDISON INTERNATIONAL®*

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EMG Hedge Program Status

June 30, 2011

	Remainder of 2011	Change From Q1	2012	Change From Q1	2013	Change From Q1
Midwest Generation						
Total GWh (NI & AEP/Dayton Hubs)[1,3]	6,892	(772)	7,798	2,448	1,020	—
Average price ($/MWh)[2]	$38.70	$0.92	$37.38	$2.13	$39.11	—
Coal under contract (millions of tons)[6]	8.9	(3.5)	11.7	1.9	—	—
Homer City						
Total GWh (West Hub)[1,4]	2,002	807	1,340	(30)	204	—
Average price ($/MWh)[2,5]	$56.34	$(2.52)	$51.66	$(0.02)	$51.85	—
Coal under contract (millions of tons)	2.7	(0.8)	2.2	0.3	0.8	—

1 Net change from Q1 in GWh for 2011 includes 1,682 GWh and 1,054 GWh of new hedges at Midwest Generation and Homer City, respectively.

2 The above hedge positions include forward contracts for the sale of power and futures contracts during different periods of the year and the day. Market prices tend to be higher during on-peak periods and during summer months, although there is significant variability of power prices during different periods of time. Accordingly, the above hedge positions are not directly comparable to the 24-hour Northern Illinois Hub or PJM West Hub prices set forth above.

3 Includes hedging transactions primarily at the Northern Illinois Hub and to a lesser extent the AEP/Dayton and Cinergy Hubs.

4 Includes hedging transactions primarily at the PJM West Hub and to a lesser extent at other trading locations. Years 2011 and 2012 include hedging activities entered into by EMMT for the Homer City plant that are not designated under the intercompany agreements with Homer City due to limitations under the sale leaseback transaction documents.

5 The average price/MWh includes 175 MW of capacity for periods ranging from July 1, 2011 to May 31, 2012 at Homer City sold in conjunction with load requirements services contracts.

6 In July 2011, Midwest Generation entered into additional coal purchase agreements of 0.5 million tons for the remainder of 2011, 2.0 million tons for 2012, 9.8 million tons for 2013, and 9.8 million tons for 2014.

August 4, 2011 9 *EDISON INTERNATIONAL®*

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EMG Development Program

June 30, 2011

Recent Activities

• Pinnacle (55 MW) commenced construction in April 2011

• Community Wind North (30 MW) began commercial operation in May 2011

• Walnut Creek (479 MW) commenced construction in June 2011

• Taloga (130 MW) began commercial operation in July 2011

Portfolio & Development Pipeline

Wind:

1,677 MW in service (27 projects) 185 MW under construction (2 projects) 3,900 MW in development pipeline (32 projects)

Thermal:

479 MW under construction (1 project)

Project Debt

Wind:

• 940 MW financed

• 921 MW not financed Thermal:

• 479 MW financed

Wind Turbine Commitments/Inventory

• 80 MW available for future projects

August 4, 2011

EDISON INTERNATIONAL®

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Electricity SM

Funding for 2011 Development Program

June 30, 2011

($ millions)

= Thermal

= Wind

$279

$225

$275

($50)

$214 $102 $112

$290 $173

$117

$125

$533

$173

$360

$173 million

Term Loans2

$360 million Treasury Grants3

$125 million Bank/Vendor

• Viento—$77 million

• Other—$48 million

12/31/10 Estimated 2011 Spend

2011 Spending Addition / Reduction1

YTD 2011 Spend

Remaining 2011 Spend (6/30/11)

Sources Received

Sources Pending

1 $50 million reduction includes lower anticipated construction expenses, and lower turbine supply payments resulting from an amendment to a turbine supply agreement executed in June 2011. In addition, $8 million in turbine payments have been deferred to 2012.

2 $495 million Walnut Creek financing closed in July 2011. Sources Pending include $48 million received at closing. Term Loan amounts will be used to fund Walnut Creek development costs of $257 million in 2012 and $43 million in 2013.

3 Estimate based on estimated construction costs and anticipated commercial operation dates. Excludes Laredo Ridge Treasury Grants received in July used to repay Laredo Ridge bridge loan. EME expects to receive a portion of this total in 2012.

August 4, 2011

EDISON INTERNATIONAL®

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EMG Capital Expenditures

June 30, 2011

($ millions)

2010 20111 2012 2013

Midwest Generation

Plant capital expenditures $32 $33 $21 $28

Environmental expenditures 35 99 172 317

Homer City

Plant capital expenditures 18 13 26 16

Environmental expenditures — — — —

Walnut Creek Project — 275 257 43

Renewable Energy Projects

Capital & construction 604 202 — —

Turbine commitments 20 53 8 —

Other capital expenditures 27 8 14 14

Total $736 $683 $498 $418

1 Includes actual expenditures plus estimated remaining for 2011.

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Maximizing EMG Option Value

• Finalize durable solution for coal fleet environmental challenges

??Midwest Generation: Activated Carbon (Mercury), Selective Non-Catalytic Reduction (NOx), Dry Sorbent Injection & particulate removal upgrades (SO2, Acid Gases)

??Homer City: under discussion with Owner-Lessors

• Address upcoming maturities

??Credit Facilities: 2012

??Unsecured Notes: 2013

• Continue generation portfolio diversification

??Seeking external capital for wind business

??Constructing 479 MW Walnut Creek “peaking” project

• Need recovery of energy and capacity prices

??2014 – 15 RPM auction results demonstrated improving RTO price trend

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

2011 Earnings Guidance

	2011 Earnings Guidance as of 5/2/11			2011 Earnings Guidance as of 8/4/11		
	Low	Mid	High	Low	Mid	High
EIX core earnings per share[1]	**$2.60**	**$2.75**	**$2.90**	**$2.60**	**$2.75**	**$2.90**
Non-core items						
EMG – discontinued operations	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Total non-core items	**(0.01)**	**(0.01)**	**(0.01)**	**(0.01)**	**(0.01)**	**(0.01)**
EIX basic earnings per share	**$2.59**	**$2.74**	**$2.89**	**$2.59**	**$2.74**	**$2.89**
Actual/Midpoint of core guidance by key business segment:						
SCE		$3.08			$3.08	
EMG		(0.19)			(0.19)	
EIX parent company and other[1]		(0.14)			(0.14)	
Total		**$2.75**			**$2.75**	

Assumptions

Southern California Edison (no change)

- Average rate base $18.2 billion
- Approved capital structure
  - 48% equity, 11.5% ROE
- No energy efficiency earnings included in guidance

Edison Mission Group

- Forward hedge position and prices as of June 30, 2011 (updated)
- EMMT pre-tax trading margin of $50-$100 million (no change)

Other (no change)

- Normal operating and weather conditions
- No changes in GAAP accounting
- Excludes future discontinued operations and other non-core items

1 See Use of Non-GAAP Financial Measures in Appendix. The actual impact in 2011 of participating securities is included in EIX parent company and other.

August 4, 2011 14 *EDISON INTERNATIONAL®*

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Appendix

August 4, 2011

EDISON INTERNATIONAL®

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Updates Since Our Last Presentation

• Q2 11 results and standard information

• EMG Coal Fleet Capacity Sales (p. 8)

• EMG Hedge Program Status (p. 9)

• EMG Development Program (p. 10)

• Funding for 2011 Development Program (p. 11)

• EMG Capital Expenditures (p. 12)

• SCE 2012 CPUC General Rate Case (p. 26)

• SCE Cost of Capital Mechanism (p. 27)

• SCE Transmission Program (p. 28)

• SCE Key Regulatory Events (p. 29)

• EMG 2006 Illinois CPS Agreement (p. 36)

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Delivering Superior and Sustained Value

Edison International

• Diversified platform (regulated and competitive) best positions EIX in an industry undergoing unprecedented change

• Celebrating 125 years of business

• Positioned for long-term earnings and dividend growth

Southern California Edison

• Balancing electric system reliability, rates, and public policy needs to ensure long-term sustainable growth

• Strategic focus on infrastructure investment (transmission and distribution)

• Pursuing advanced technologies (Smart Grid and PEVs)

• Decoupled regulatory model mitigates risk of changing demand and fuel cost

Edison Mission Group

• 10,000 MW portfolio of competitive generation

• Unlocking option value for shareholders

??Implement durable coal fleet environmental solutions

??Manage liquidity

??Continue generation portfolio diversification

Our key operating principles emphasize financial discipline, superior execution and innovative solutions to the challenges of today and tomorrow

August 4, 2011

EDISON INTERNATIONAL®

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Financing Strategies for 2011-2014

Southern California Edison

• Authorized capital structure:

??48% equity at 11.5% ROE

??43% long-term debt

??9% preferred stock

• Periodic debt and preferred equity capital market transactions

Edison Mission Group

• Current development program funded by non-recourse project debt, U.S. Treasury cash grants, and third party funding

• Balance of capital program funded by operating cash flow, existing liquidity and additional non-recourse renewable project debt

• No financial support from, or distributions to, Edison International

Dividend Policy

• Target payout ratio is 45-55% of SCE earnings

• Modest annual increases (subject to Board approval)

• Depending upon dividends from SCE, EIX may utilize borrowings under its credit facility to fund dividends and holding company costs

August 4, 2011

EDISON INTERNATIONAL®

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Liquidity Profile

June 30, 2011

($ millions)

EMG

EME Edison EIX

& Capital parent co.

Sources SCE Subs & other1 & other

Credit Facility $2,894 $1,064 $? $1,426

Credit Facility (availability)2 $2,623 $945 $? $1,347

Cash & short-term investments3 46 833 37 33

Available Liquidity $2,669 $1,778 $37 $1,380

1 Edison Capital & other includes Mission Energy Holding Company and other EMG subsidiaries.

2 Excludes the unused and/or unfunded commitments of subsidiaries of Lehman Brothers Holdings of $36 million for EMG. In June 2009, SCE and EIX amended their credit facilities to remove a subsidiary of Lehman Brothers Holding as a lender.

3 EME had corporate cash of $432 million at June 30, 2011. Corporate cash is defined as cash and cash equivalents of EME and cash and cash equivalents of subsidiaries that do not have third-party dividend restrictions.

August 4, 2011

EDISON INTERNATIONAL®

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Debt Maturity Profiles

June 30, 2011

($ millions)

2011 2012 2013 2014

Short- and Long-Term Debt Maturities

SCE $200 $— $— $1,050

EMG 138 54 560 271

EIX 79 — — —

Expiration of Credit Facilities

SCE1 $— $— $2,894 $—

EME — 600 — —

MWG — 500 — —

EIX1 — — 1,426 —

1 $98 million of SCE commitments and $47 million of the EIX commitments mature in 2012.

August 4, 2011

EDISON INTERNATIONAL®

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Earnings Non-GAAP Reconciliations

($ millions)

Reconciliation of EIX Core Earnings to EIX GAAP Earnings

Earnings Attributable to Edison International

Core Earnings1 SCE

EMG

EIX parent company and other

EIX Core Earnings

Non-core items

SCE – tax settlement and health care legislation EMG – tax settlement2 EIX – tax settlement EMG – discontinued operations Total Non-core items

EIX GAAP Earnings

Q2 10 Q2 11

YTD 10 YTD 11

$248 $211 $451 $433 (32) (30) 38 (48) (11) (4) (16) (6)

205 177 473 379

53 — 14 —

58 — 58 —

27 — 27 —

1 (1) 8 (3) 139 (1) 107 (3) $344 $176 $580 $376

1 See Use of Non-GAAP Financial Measures.

2 Includes termination of Edison Capital’s cross-border leases.

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Shareholder Value Proposition

• Dual platform operating across the full spectrum of the electricity industry

• Southern California Edison

Among the best domestic electric utility growth platforms

Supportive regulatory framework

Leadership in renewable energy, energy efficiency, electric vehicles and Smart Grid development

• Edison Mission Group

See real equity value in the portfolio

Working coal fleet environmental compliance issues

Current wind construction program is self-funding

• Commitment to long-term shareholder value creation

• Incentive compensation and stock ownership guidelines consistent with shareholder interests

• Edison people committed to safety, customer service, and operational excellence

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE Appendix

August 4, 2011

EDISON INTERNATIONAL®

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SCE Capital Expenditures Forecast

($ billions)

$4.8

$4.4 $4.3

$4.0

$3.8

2010 2011 2012 2013 2014

Forecast $4.4 $4.8 $4.3 $4.0

Range1 $3.9 $4.3 $3.8 $3.6

Forecast By Classification

$ %

Solar Photovoltaic 0.4 2

Edison SmartConnect™ 0.7 4

Generation 2.3 13

Transmission 5.0 29

Distribution 9.1 52

Total 17.5 100

By Proceeding

% 2009 CPUC Rate Case 14

Total $17.5 2012 CPUC Rate Case 51 Other CPUC 6 $15.6 FERC Cases 29 Total 100

1 Currently forecasted 2011-2014 FERC and CPUC capital spending, subject to timely receipt of permitting, licensing and regulatory approvals. Forecast range reflects a 10.5% variability to annual expenditure levels related to execution risk, scope change, delays, regulatory constraints and other contingencies. 10.5% variability based on average level of actual variability experienced in 2009 and 2010.

August 4, 2011

EDISON INTERNATIONAL®

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SCE Rate Base Forecast1

($ billions)

2011 – 2014 CAGR2

Rate Base 8-11%

$20.8

$18.2

$19.9

$18.0

2011 2012

$24.7

$22.6

$21.2 $22.8

2013 2014

1 Forecast range includes: (1) 2009 CPUC & 2010 FERC GRC Decisions; (2) forecasted 2011-2014 FERC and 2012-2014 CPUC rate base subject to timely receipt of permitting, licensing and regulatory approvals; (3) FERC construction work in progress forecast; (4) CPUC approved solar rooftop program; adjusted for pending PFM; (5) estimated impact of bonus depreciation provision as part of The Tax Relief, Unemployment Insurance Reauthorization and Job Creation Acts of 2010. Rate Base forecast range reflects capital expenditure forecast range from SCE Capital Expenditures Forecast.

2 Forecasted Rate Base and related earnings per share growth may vary depending on the level and type of financing and other activities.

4, 2011 25 EDISON INTERNATIONAL®

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE 2012 CPUC General Rate Case

• Application filed November 23, 2010 to set base revenue requirement for 2012-2014

Rate increase driven by system reliability, load growth, capital-related projects, and IT

Excludes fuel and purchased power costs, and transmission projects under FERC jurisdiction

Cost of Capital determined in separate proceeding

• On April 28, 2011, SCE submitted updated testimony primarily to reflect bonus depreciation

• DRA testimony received May 11, 2011; Intervenors’ testimony received June 1, 2011

DRA and Intervenors proposed significant adjustments to SCE’s request

• On July 5, 2011, SCE submitted rebuttal testimony

Updated testimony, net of effects of sales growth, would result in revenue requirement increase of $794 million in 2012, $155 million in 2013, and $515 million in 2014

Estimated

2010 2011

Q3 Q4 Q1 Q2 Q3 Q4

July 19 Notice of Intent

November 23 GRC Application Filed

Opening & Reply Briefs

Final Decision1

Evidentiary Hearings –Begin July 25

ALJ Proposed Decision

1 Scoping Memo projects a year-end 2011 final decision.

August 4, 2011

EDISON INTERNATIONAL®

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SCE Cost of Capital Mechanism

Moody's Baa Utility Index - 12-month moving average and spot rate through 06/30/11


10
9
8
7
6
5
Rate (%)
Sep-07
Sep-08
Sep-09
Sep-10
Jun-11
Starting Index = 6.26%
Moody's Baa Utility Index
Moving Average for Measurement Period = 5.89%

- Since 2008, SCE's CPUC authorized ROE has been 11.50%. The CPUC's mechanism will adjust ROE annually through 2012
  - ROE adjustment based on 12-month average of Moody's Baa utility bond index, measured in September of each year
  - If index exceeds a 1% deadband from starting index value of 6.26%, authorized ROE changes by half the difference
- In April 2012, SCE will submit an application to the CPUC for its 2013 ROE

August 4, 2011 27 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE Transmission Program


San Joaquin Cross Valley Loop
Rector
Highwind
Whirlwind
Windhub
Antelope
Santa Clarita
Vincent
Pardee
Eldorado
Ivanpah
Mira Loma
Devers
Redbluff
Valley
Colorado River
Los Angeles
Alberhill
San Diego
DCR 500kV
Alberhill
Redbluff
Existing Substation
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV
Eldorado Ivanpah
San Joaquin Cross Valley Loop

Project Name	Phase	In-Service	2011-2014 ($ millions)[1]
Tehachapi Segments 3b-11[2]	Construction	2011-2015	$1,283
Devers-Colorado River Project	Construction	2013	655
Eldorado-Ivanpah	Engineering/Construction	2013	411
Red Bluff	Engineering/Construction	2013	225
Alberhill	Licensing	2014	213
San Joaquin Cross Valley Loop	Engineering/Construction	2014	140
Other Projects[3]	Various	Various	2,031
Grand Total			**$4,958**

Transmission expenditures needed to improve system reliability and increase access to renewable energy

1 FERC jurisdictional assets only. Subject to timely receipt of permitting, licensing, and regulatory approvals.
2 Segments 1-3A were energized and in-service in 2009. The remainder is under construction and will be placed in-service under a phased approach from 2011 through 2015.
3 Includes new transmission projects to connect renewable generation and projects related to reliability, load growth, infrastructure replacement, and grid monitoring and control.

August 4, 2011 28 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE Key Regulatory Events

FERC Formula Rate Filing

Tehachapi Transmission

Devers-Colorado River Transmission

Eldorado-Ivanpah Transmission

Alberhill

August 2011, FERC accepted SCE’s 2011 formula rate filing effective Janunary 2012, subject to refund

Case Date of Next

Number Filing Status Milestone

ER11-3697 06/03/11

October 2010, Federal Record of Decision Special Use Permit from the

A. 07-06-031 06/28/07 U. S. Forest Service

(ROD) obtained from U.S. Forest Service expected in Q3 2011

July 2011, Federal ROD obtained from Construction to start in

A. 05-04-015 04/11/05 Bureau of Land Management (BLM) December 2011

Construction to start in

A. 09-05-027 05/28/09 May 2011, Federal ROD obtained from BLM Q1 2012

Permit to Construct filed in September 2009

and converted to a CPCN filing in March Draft Environmental Impact

A. 09-09-022 09/30/09 2010. Amended Proponent’s Environmental Report (EIR) is expected from

Assessment (PEA) per CPUC request was the CPUC in Q4 2011

submitted in April 2011.

August 4, 2011

EDISON INTERNATIONAL®

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SCE Results of Operations

($ millions)

Three Months Ended Jun 30, 2010 Three Months Ended Jun 30, 2011

Utility Utility

Utility Cost- Utility Cost-

Earning Recovery Total Earning Recovery Total

Activities Activities Consolidated Activities Activities Consolidated

Operating Revenue $1,308 $939 $2,247 $1,383 $1,063 $2,446

Fuel and purchased power — 706 706 — 732 732

Operation and maintenance 537 218 755 549 297 846

Depreciation, decommissioning and amortization 306 14 320 323 33 356

Property and other taxes 61 1 62 68 1 69

Total operating expenses 904 939 1,843 940 1,063 2,003

Operating income 404 — 404 443 — 443

Net interest expense and other (85) — (85) (89) — (89)

Income before income taxes 319 — 319 354 — 354

Income tax expense 5 — 5 128 — 128

Net income 314 — 314 226 — 226

Dividends on preferred and preference stock not

subject to mandatory redemption 13 — 13 15 — 15

Net income available for common stock $301 $— $301 $211 $— $211

Core Earnings $248 $211

Non-Core Earnings1:

Tax settlement 53 —

Total SCE GAAP Earnings $301 $211

1 See Use of Non-GAAP Financial Measures.

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EDISON INTERNATIONAL®

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SCE Core EPS Non-GAAP Reconciliations

Reconciliation of SCE Core Earnings Per Share to SCE GAAP Earnings Per Share

Earnings Per Share

Attributable to SCE 2005 2006 2007 2008 2009 2010 CAGR

SCE Core Earnings Per Share1 $1.82 $1.89 $2.07 $2.25 $2.68 $3.01 11%

Non-core items

Tax settlement — — — — 0.94 0.30

Health care legislation — — — — — (0.12)

Regulatory and tax items 0.36 0.40 0.10 (0.15) 0.14 —

Generator settlement/refund incentive 0.04 0.09 — — — —

Total non-core items 0.40 0.49 0.10 (0.15) 1.08 0.18

SCE GAAP Earnings Per Share $2.22 $2.38 $2.17 $2.10 $3.76 $3.19 8%

1 See Use of Non-GAAP Financial Measures.

August 4, 2011

EDISON INTERNATIONAL®

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EMG Appendix

August 4, 2011

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG Business Platform

June 30, 2011

964 141 19 190 461

114

133 167 145 240 5,172 305 1,884 67

40

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown.

2 Owned or under exclusive agreement.

3 Deliveries under the power sales agreement are expected to commence in 2013.

Operating Platform1 MW %

Coal 7,096 70

Natural Gas 1,269 12

Wind 1,677 16

Other 153 2

Total 10,195 100

Wind Development Pipeline MW

Pipeline2 ~3,900

Under Construction 185

Thermal Development Pipeline

Under Construction3 479

August 4, 2011

EDISON INTERNATIONAL®

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Midwest Generation (Illinois)

Operational Statistics4

Q2 10 Q2 11 YTD 10 YTD 11

• Total Generation (GWh) 5,430 5,560 13,642 13,030

• Forced Outage Rate 10.4% 5.0% 8.2% 5.1%

• Capacity Factor 45.5% 49.3% 57.5% 58.1%

• Equivalent Availability 59.8% 63.7% 72.7% 75.3%

• Load Factor 76.2% 77.4% 79.1% 77.2%

5,172 MW – Six mid-merit facilities Utilizes Powder River Basin (PRB) coal Rail under contract through 2011

1 Includes the price of energy, capacity, ancillary services, etc.

2 Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.

3 See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

4 Will County Units 1 and 2 were permanently shutdown in December 2010. Generation from these units was 328 GWh in the 2nd quarter of 2010 and 786 GWh June YTD 2010.

All-in Average Realized Prices1,3

$52.12 $49.91 $47.98 $48.19

$34.57 $31.03 $30.99 $30.54

$17.55 $18.88 $16.99 $17.65

Q2 10 Q2 11 YTD 10 YTD 11

Average realized gross margin ($/MWh)2

Average realized fuel cost ($/MWh)3

August 4, 2011

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Homer City (Pennsylvania)

Operational Statistics

Q2 10 Q2 11 YTD 10 YTD 11

• Total Generation (GWh) 2,289 2,226 5,243 4,169

• Forced Outage Rate 14.1% 15.3% 12.1% 21.3%

• Capacity Factor 55.5% 54.1% 63.9% 50.9%

• Equivalent Availability 64.5% 66.4% 72.3% 63.0%

• Load Factor 86.0% 81.2% 88.4% 80.9%

1,884 MW – Three base-load units Utilizes Northern Appalachian (NAPP) coal Coal sourced locally and delivered by truck

1 Includes the price of energy, capacity, ancillary services, etc.

2 Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.

3 See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

All-in Average Realized Prices1,3

$61.38 $60.02 $60.57 $58.86

$36.30 $31.80 $36.34 $31.23

$25.08 $28.22 $27.63 $24.23

Q2 10 Q2 11 YTD 10 YTD 11

Average realized gross margin ($/MWh)2 Average realized fuel cost ($/MWh)3

August 4, 2011

EDISON INTERNATIONAL®

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EMG 2006 Illinois CPS Agreement


Completed
2010 Emissions[1]
2011
2012
2013
2014
2015
2016
2017
2018
2019
Mercury
Fleet-wide average emission rate (lb/GWh)
0.011 or 78%[2]
Waukegan 7
Will County 3
0.008 or 90% reduction
Construction timeline
ACI $45mm
Cost included in SO_2 spend
NO_x
Fleet-wide average emission rate (lb/mmbtu)
0.19
0.11
Construction timeline
SNCR $76mm
SNCR $34mm
SO_2
Fleet-wide average emission rate (lb/mmbtu)
0.47
Waukegan 7
0.44
Waukegan 8
0.41
Fisk
0.28
0.195
Crawford 8
0.15
Crawford 7, Joliet, Powerton, Will County
0.13
0.11
Construction timeline
Up to $1.2 billion for all units
Fleet-wide requirement
Unit-specific requirement

1 Based on stack test administered closest to year end 2010.

2 Actual mercury requirement for 2011 under the CPS is 5 lb/MMacf ACI injection, which is currently being met. Percent reduction requirement is based on mercury concentration in coal before and after treatment system. 2010 percent reduction is across all units, including Waukegan 7 and Will County 3, which will require particulate removal upgrades to meet fleet-wide emission and unit-specific requirements. Midwest Generation believes that currently installed ACI and particulate removal equipment is sufficient to achieve or exceed the requirements outlined in the US EPA's proposed HAPS MACT Rule.

August 4, 2011 36 EDISON INTERNATIONAL®

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EMG Debt Covenant Status

6/30/10 9/30/10 12/31/10 3/31/11 6/30/11

EME Credit Facility

Funds Flow Available for Interest Ratio 1.72 1.71 2.07 2.13 1.83

Covenant threshold (not less than) 1.20 1.20 1.20 1.20 1.20

Corporate-Debt-to-Capital Ratio 0.53 0.52 0.52 0.52 0.52

Covenant threshold (not more than) 0.75 0.75 0.75 0.75 0.75

Midwest Generation Credit Facility

Debt to Capitalization Ratio 0.16 0.15 0.15 0.14 0.14

Covenant threshold (less than or equal to) 0.60 0.60 0.60 0.60 0.60

Homer City Lease Agreement

Senior Rent Service Coverage Ratio 2.53 2.81 2.51 1.87 1.75

Covenant Threshold (greater than) 1.70 1.70 1.70 1.70 1.70

August 4, 2011

EDISON INTERNATIONAL®

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EMG Comparative Operating Statistics

Q2 10 Q2 11 Variance % YTD 10 YTD 11 Variance %

Midwest Generation

Generation (in GWh)

Energy only contracts 5,430 5,560 13,642 13,030

Load requirement services contracts — — — —

Total 5,430 5,560 130 2% 13,642 13,030 (612) (4)%

Performance

Equivalent availability 59.8% 63.7% 3.9% 72.7% 75.3% 2.6%

Forced outage rate 10.4% 5.0% (5.4)% 8.2% 5.1% (3.1)%

Pricing Information

Average realized energy price ($/MWh)

Energy only contracts $41.50 $37.59 $(3.91) (9)% $40.31 $37.05 $(3.26) (8)%

Average cost of fuel ($/MWh) $17.55 $18.88 $1.33 8% $16.99 $17.65 $0.66 4%

Flat energy price – NI Hub ($/MWh) $32.35 $34.90 $2.55 8% $33.44 $34.50 $1.06 3%

Homer City

Generation (in GWh) 2,289 2,226 (63) (3)% 5,243 4,169 (1,074) (20)%

Performance

Equivalent availability 64.5% 66.4% 1.9% 72.3% 63.0% (9.3)%

Forced outage rate 14.1% 15.3% 1.2% 12.1% 21.3% 9.2%

Pricing Information

Average realized energy price ($/MWh) $48.78 $48.98 $0.20 0.4% $49.57 $47.21 $(2.36) (5)%

Average cost of fuel ($/MWh) $25.08 $28.22 $3.14 13% $24.23 $27.63 $3.40 14%

Flat energy price – PJM West Hub ($/MWh) $43.23 $47.26 $4.03 9% $43.88 $46.52 $2.64 6%

Flat energy price – HC Busbar ($/MWh) $37.23 $43.43 $6.20 17% $38.28 $42.45 $4.17 11%

Basis (PJM West Hub – HC Busbar) $6.00 $3.83 $(2.17) $5.60 $4.07 $(1.53)

August 4, 2011

EDISON INTERNATIONAL®

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EMG – Adjusted EBITDA

June 30, 2011

($ millions)

Reconciliation to Earnings1 Q4Q2 0910 Q4Q2 1011 YTD200910 YTD201011 2011E

Earnings $27 $(31) $104 $(51) $(63)

Addback (Deduct):

Discontinued operations (1) 1 (8) 3 —

Income from continuing operations 26 (30) 96 (48) (63)

Interest expense 66 80 133 160 321

Interest income (4) — (7) (1) (1)

Income taxes (benefits) (111) (55) (86) (101) (157)

Depreciation and amortization 60 79 120 152 302

EBITDA2 37 74 256 162 402

Production tax credits 19 19 33 37 63

Addback:

Gain on sale/disposal of assets 2 7 7 7 —

Adjusted EBITDA $58 $100 $296 $206 $465

1 Earnings refer to net income attributable to Edison Mission Group.

2 See Use of Non-GAAP Financial Measures.

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EMG Other Non-GAAP Reconciliations

($ millions)

Reconciliation of Midwest Generation and Homer City Operating Revenues and Fuel Costs to All-in Average Realized Price/MWh and Average Realized Fuel Cost/MWh

	Midwest Generation				Homer City			
	Q2 10	Q2 11	YTD 10	YTD 11	Q2 10	Q2 11	YTD 10	YTD 11
Generation (GWh)	5,430	5,560	13,642	13,030	2,289	2,226	5,243	4,169
Operating revenues	$281	$280	$660	$631	$129	$136	$304	$251
Less: Unrealized (gains) losses	3	(2)	(4)	(2)	12	(2)	14	(5)
Other revenues	(1)	(1)	(1)	(1)	—	—	—	(1)
Realized revenues	$283	$277	$655	$628	$141	$134	$318	$245
All-in average realized price/MWh	$52.12	$49.91	$47.98	$48.19	$61.38	$60.02	$60.57	$58.86
Fuel costs	$98	$107	$239	$233	$57	$63	$127	$115
Add back: Unrealized gains (losses)	(2)	(1)	(7)	(2)	—	—	—	—
Realized fuel costs	$96	$106	$232	$231	$57	$63	$127	$115
Average realized fuel cost/MWh	$17.55	$18.88	$16.99	$17.65	$25.08	$28.22	$24.23	$27.63

Reconciliation of Midwest Generation and Homer City Operating Revenues to Segment Revenues and Fuel Costs

	Q2 10	Q2 11	YTD 10	YTD 11
Operating revenues				
Midwest Generation	$281	$280	$660	$631
Homer City	129	136	304	251
Renewable projects	34	59	64	111
Other revenues	49	61	116	93
Segment revenues as reported	$493	$536	$1,144	$1,086
Fuel Costs				
Midwest Generation	$98	$107	$239	$233
Homer City	57	63	127	115
Other revenues	6	4	8	8
Segment revenues as reported	$161	$174	$374	$356

August 4, 2011 40 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Use of Non-GAAP Financial Measures

Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company's earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook, to facilitate the company's performance from period to period.

Core earnings is a Non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core earnings per share are defined as GAAP earnings and basic earnings per share excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. EPS by principal operating subsidiary is based on the principal operating subsidiaries' net income attributable to the common shareholders of each subsidiary, respectively, and Edison International's weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary's EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other.

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG's wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EMG.

The average realized energy price and average realized fuel cost is a non-GAAP performance measure since such statistical measures exclude unrealized gains or losses recorded as operating revenues and unrealized gains or losses recorded as fuel expenses. Management believes that the average realized energy price and average realized fuel cost is more meaningful for investors as it reflects the impact of hedge contracts at the time of actual generation in period-over-period comparisons or as compared to real-time market prices.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in this presentation.

August 4, 2011 41 EDISON INTERNATIONAL®